KINETICS PORTFOLIO TRUST – MASTER INVESTMENTS PORTFOLIO THE KINETICS MULTI-DISCIPLINARY PORTFOLIO
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2024 (Unaudited)

COLLATERALIZED LOAN OBLIGATIONS - 90.3%	Par	Value
37 Capital CLO, Series 2023-1A, Class A1, 7.35% (3 mo. Term SOFR + 2.05%), 04/15/2036 (a)	$500,000	$501,255
Apidos CLO, Series 2023-43A, Class A2, 7.33% (3 mo. Term SOFR + 2.05%), 04/25/2035 (a)	500,000	500,610
Atlas Senior Loan Fund Ltd.
Series 2019-14A, Class BR, 7.49% (3 mo. Term SOFR + 2.21%), 07/20/2032 (a)	500,000	500,160
Series 2021-18A, Class B, 7.39% (3 mo. Term SOFR + 2.11%), 01/18/2035 (a)	500,000	500,505
Babson CLO Ltd./Cayman Islands, Series 2023-1A, Class A, 7.03% (3 mo. Term SOFR + 1.75%), 04/20/2036 (a)	550,000	551,573
Battery Park CLO, Series 2022-1A, Class A1, 7.49% (3 mo. Term SOFR + 2.21%), 10/20/2035 (a)	500,000	500,450
Benefit Street Partners CLO Ltd., Series 2022-28A, Class A, 7.18% (3 mo. Term SOFR + 1.90%), 10/20/2035 (a)	500,000	500,324
Bryant Park Funding Ltd., Series 2023-21A, Class B, 8.03% (3 mo. Term SOFR + 2.75%), 10/18/2036 (a)	250,000	251,601
Carlyle Global Market Strategies, Series 2023-3A, Class B, 7.90% (3 mo. Term SOFR + 2.60%), 10/15/2036 (a)	450,000	453,540
Fort Washington CLO, Series 2019-1A, Class BR2, 6.49% (3 mo. Term SOFR + 1.90%), 10/20/2037 (a)(b)	500,000	500,000
Fortress Credit BSL Ltd., Series 2023-1A, Class AT, 7.53% (3 mo. Term SOFR + 2.25%), 04/23/2036 (a)	500,000	503,244
Golub Capital Partners CLO Ltd., Series 2023-70A, Class B, 7.78% (3 mo. Term SOFR + 2.50%), 10/25/2036 (a)	250,000	251,209
ICG US CLO Ltd., Series 2023-1A, Class B, 8.28% (3 mo. Term SOFR + 3.00%), 07/18/2036 (a)	500,000	501,914
Katayma CLO Ltd., Series 2023-1A, Class B, 7.93% (3 mo. Term SOFR + 2.65%), 10/20/2036 (a)	250,000	251,394
Magnetite CLO Ltd., Series 2023-37A, Class B, 7.58% (3 mo. Term SOFR + 2.30%), 10/20/2036 (a)	500,000	502,076
Man GLG US CLO, Series 2023-1A, Class A, 7.58% (3 mo. Term SOFR + 2.30%), 07/20/2035 (a)	500,000	501,767
Mountain View CLO Ltd., Series 2019-2A, Class B1R, 7.45% (3 mo. Term SOFR + 2.15%), 07/15/2037 (a)	450,000	448,506
Octagon 67 Ltd., Series 2023-1A, Class A1, 7.08% (3 mo. Term SOFR + 1.80%), 04/25/2036 (a)	500,000	500,641
Orion CLO Ltd., Series 2023-2A, Class B, 8.03% (3 mo. Term SOFR + 2.75%), 01/25/2037 (a)	250,000	251,898
Palmer Square Loan Funding Ltd., Series 2022-4A, Class A2, 7.58% (3 mo. Term SOFR + 2.30%), 07/24/2031 (a)	430,000	430,000
Park Avenue Institutional Advisers CLO Ltd., Series 2021-1A, Class A2, 7.29% (3 mo. Term SOFR + 2.01%), 01/20/2034 (a)	200,000	200,429
Post CLO, Series 2023-1A, Class A, 7.23% (3 mo. Term SOFR + 1.95%), 04/20/2036 (a)	500,000	500,768
Rad CLO, Series 2023-20A, Class B, 7.93% (3 mo. Term SOFR + 2.65%), 07/20/2036 (a)	500,000	502,887
Sculptor CLO Ltd., Series 27A, Class B1, 7.29% (3 mo. Term SOFR + 2.01%), 07/20/2034 (a)	250,000	250,232
Sound Point CLO Ltd.
Series 2017-3A, Class A2, 7.14% (3 mo. Term SOFR + 1.86%), 10/20/2030 (a)(b)	520,000	520,104
Series 2024-39A, Class B, 7.26% (3 mo. Term SOFR + 1.95%), 07/20/2037 (a)(b)	1,000,000	1,002,000
Venture CDO Ltd.
Series 2013-15A, Class BR3, 7.43% (3 mo. Term SOFR + 2.13%), 07/15/2032 (a)	250,000	249,915
Series 2023-48A, Class B1, 8.03% (3 mo. Term SOFR + 2.75%), 10/20/2036 (a)	500,000	502,529
Wind River CLO Ltd., Series 2021-2A, Class B, 7.19% (3 mo. Term SOFR + 1.91%), 07/20/2034 (a)	375,000	375,002
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $12,960,292)		13,006,533

TOTAL INVESTMENTS - 90.3% (Cost $12,960,292)		13,006,533
Money Market Deposit Account - 11.9% (c)		1,716,045
Liabilities in Excess of Other Assets - (2.2)%		(316,123)
TOTAL NET ASSETS - 100.0%		$14,406,455

Percentages are stated as a percent of net assets.

SOFR - Secured Overnight Financing Rate

(a)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2024, the value of these securities total $13,006,533 or 90.3% of the Fund’s net assets.

(b)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $2,022,104 or 14.1% of net assets as of
September 30, 2024.

(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily.
The rate as of September 30, 2024 was 4.74%.

Security Valuation

Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.

Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange- traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios and the Board of Directors of the Spin-off Fund. In determining the fair value of a security, the Board of Trustees/Directors shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At September 30, 2024, 1.03%, 0.28%, 0.62%, and 0.12% of the net assets of The Internet Portfolio, The Global Portfolio, The Market Opportunities Portfolio, and The Spin-Off Fund, respectively, were fair valued securities. The other Master Portfolio did not hold any fair-valued securities at September 30, 2024.

Summary of Fair Value Exposure

Various inputs are used in determining the value of Master Portfolio’s and Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that Master Portfolio’s and Spin-off Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Portfolio’s and Spin- off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.

Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Multi-Disciplinary Income Portfolio

The following is a summary of the inputs used to value The Multi-Disciplinary Income Portfolio's net assets as of September 30, 2024:
Assets^	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligation	$–	$10,984,429	$2,022,104	$13,006,533
Total Investments in Securities	$–	$10,984,429	$2,022,104	$13,006,533

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Securities
Balance as of December 31, 2023	$–
Accrued discounts/premiums	–
Realized gain (loss)	–
Change in unrealized appreciation (depreciation)	–
Net purchases and/or acquisitions	–
Net sales and/or write-offs	–
Transfer in and/or out of Level 3	2,022,104
Balance as of September 30, 2024	$2,022,104

Description	Fair Value at 9/30/2024	Valuation Techniques	Unobservable Input	Range**
Collateralized Loan Obligation	$ 500,000	Market Approach	Precedent Transaction	$100.00 - $100.00
Collateralized Loan Obligation	$ 1,002,000	Market Approach	Precedent Transaction	$100.20 - $100.20
Collateralized Loan Obligation	$ 520,104	Market Approach	Precedent Transaction	$100.20 - $100.20

^    See Consolidated Portfolio of Investments for breakout of investments by industry classification.
** Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.